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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 26, 2003
                                (DATE OF REPORT)

                               UGI UTILITIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




      PENNSYLVANIA                     1-1398                   23-1174060
(STATE OR OTHER JURISDICTION      (COMMISSION FILE           (I.R.S. EMPLOYER
    OF INCORPORATION)                  NUMBER)               IDENTIFICATION NO.)



                              100 KACHEL BOULEVARD
                     GREEN HILLS CORPORATE CENTER, SUITE 400
                           READING, PENNSYLVANIA          19607
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (610) 796-3400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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UGI Utilities, Inc.                                           Form 8-K
Page 2                                                        February 26, 2003



ITEM 5. OTHER EVENTS

      On Wednesday, February 26, 2003, UGI Corporation, the parent of UGI Utilities, Inc., announced that UGI Utilities' electricity generation subsidiary, UGI Development Company, has signed a definitive agreement to acquire the 83 megawatt ownership interest in the Conemaugh generating station of Allegheny Energy Supply Company, LLC, a unit of Allegheny Energy, Inc., for approximately $51.25 million, subject to a $3 million credit in favor of UGI Development Company. The transaction, which is subject to customary closing conditions and regulatory approvals, is expected to close by the end of June 2003.

      The news release is included as an exhibit to this report and is incorporated here by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

            (99) News release by UGI Corporation dated February 26, 2003.






                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          UGI UTILITIES, INC.
                                          (REGISTRANT)


                                          By:  /s/ Robert W. Krick
                                               -------------------
                                               Robert W. Krick
                                               Assistant Treasurer


Date:  February 26, 2003
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                                  EXHIBIT INDEX

99.   Text of press release issued by UGI Corporation on February 26, 2003.